AXIS Capital Investor Presentation Q2 2014 Update Exhibit 99.1

AXIS Capital
Safe Harbor
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S.
federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws.
In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,”
“anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.
Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

The loss of one or more key executives,
A decline in our ratings with rating agencies,
Loss of business provided to us by our major brokers,
Changes in accounting policies or practices,
The use of industry catastrophe models and changes to these
models,
Changes in governmental regulations,
Increased competition,
Changes in the political environment of certain countries in which we operate or underwrite business, and
Fluctuations in interest rates, credit spreads, equity prices and/or currency values.
The occurrence and magnitude of natural and  man-
made disasters,
Actual claims exceeding our loss reserves,
General economic, capital and credit market
conditions,
The failure of any of the loss limitation methods we
employ,
The effects of emerging claims, coverage
and regulatory issues, including uncertainty related to
coverage definitions,
The failure of our cedants to adequately evaluate risks,
Inability to obtain additional capital on favorable terms,
or at all,

AXIS Capital

Long-term track record of success
Recent underperformance driven by catastrophe exposure and
frequency of severity in underwriting portfolios
Initiatives in process to deliver strategic goals
Targeted benefits not dependent on pricing cycle
Well-positioned for current environment
Dual insurance/reinsurance platform is a strategic advantage
On Course to Consistently Superior Results

Average ROACE (2002-2013) by Quintile
Highest 1st
2nd
3rd
4th
Lowest 5th

AXIS Capital
Delivering Top-Quintile Average ROACE
2002-2013 Average ROACE vs. Volatility (Standard Deviation)
Sources: Company documents.
Note: US Specialty group includes American Financial, HCC, Markel, RLI, W.R. Berkley, and Alleghany. US Scale group includes Chubb, CNA,
Hartford, and Travelers. Bermuda Hybrid group includes ACE, Arch, Argo, Aspen, Allied World, AXIS, Endurance, and XL. Reinsurance
Predominating group includes Partner Re, Platinum, and Everest Re. Property Catastrophe Reinsurance group includes Montpelier and RenRe.
Aspen and Platinum average ROACE calculated from 2003-2013.
Volatility by Quintile
Lowest
1st
Highest
5th
2nd
3rd
4th
US
Specialty
US
Scale
Bermuda
Hybrid
Reinsurance
Predominating
Property
Cat
AXS

AXIS Capital
Delivering Excellent Shareholder Value Creation
(1) Diluted book value per share calculated using treasury stock method. 12/31/02 diluted BVPS is pro forma for AXIS
Capital IPO.
Total Value Creation = Growth in Diluted Book Value per Share
(1)
+ Accumulated Declared Dividends
$13.90
$16.74
$19.29
$18.34
$23.45
$28.79
$25.79
$33.65
$39.37
$38.08
$42.97
$45.80
$49.69
$0.14
$0.64
$1.24
$1.855
$2.535
$3.29
$4.10
$4.96
$5.89
$6.86
$7.88
$8.42
$13.90
$16.88
$19.93
$19.58
$25.31
$31.33
$29.08
$37.75
$44.33
$43.97
$49.83
$53.68
$58.11
$0.00
$10.00
$20.00
$30.00
$40.00
$50.00
$60.00
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014Q2
Diluted BVPS Accumulated Dividends Declared
2002 – 2014Q2  CAGR = 13.2%

40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
27.7%
11.3%
10.7%
4.1%
3.7%
2.3%
Property Cat
Top 10 Reinsurers <$1.5Bn
All Reinsurance Peers (all aggregate)
Top 10 Reinsurers >$1.5Bn
European Reinsurers in Top Ten

40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
26.3%
9.6%
5.5%
4.5%
3.4%
3.1%
Property cat
Top 10 Reinsurers <$1.5Bn
All Reinsurance Peers (all aggregate)
European Reinsurers in Top Ten
Top 10 Reinsurers >$1.5Bn

50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
43.0%
21.1%
14.1%
14.0%
12.8%
10.0%
Property cat
Top 10 Reinsurers <$1.5Bn
Top 10 Reinsurers >$1.5Bn
All Reinsurance Peers (all aggregate)
European Reinsurers in Top Ten

AXIS Capital
Cat Rebalancing Important for AXIS Re
Source: Company documents.
Note: “Top 10” Reinsurers have >$1.5 Bn NPW in 2013 and excludes Berkshire Hathaway. European Reinsurers in Top 10 include Hannover Re, Munich
Re, SCOR Re and Swiss Re. Top 10 Reinsurers >$1.5 Bn NPW (ex. European) include Alleghany, Everest Re, Partner Re and XL. Reinsurers <$1.5 Bn
NPW include Allied World, Arch, Aspen, Endurance, and Platinum. Property Catastrophe includes Montpelier, RenRe (excludes Lloyd’s segment) and
Validus.
Aggregate underwriting profitability calculated as 1- aggregate combined ratio for each company’s reinsurance segment only and excludes corporate expenses.
Property Catastrophe

Aggregate Underwriting
Profitability 2003 – 2013
European Reinsurers in Top 10 Top 10 Reinsurers > $1.5Bn NPW (ex. European) Top 10 Reinsurers < $1.5Bn NPW
Aggregate Underwriting
Profitability 2011 – 2013
Aggregate Underwriting
Profitability 2011 – 2013 (ex. 2011)
2011 Cat Year was particularly challenging for AXIS Re

18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
16.7%
8.4%
6.7%
6.1%
4.6%
US Specialty
All Insurance Peers
Bermuda "Scale" Specialty
Bermuda Specialty ex. "Scale"

18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Includes impacts of start-up expenses for new initiatives, sub-optimal cat portfolio and recent loss experience from part of D&O book
6.3%
6.2%
5.6%
5.0%
0.9%
US Specialty
Bermuda "Scale" Specialty
All Insurance Peers
Bermuda Specialty ex. "Scale"

US Specialty | Bermuda "Scale" Specialty | Bermuda Specialty ex. "Scale"

AXIS Capital
AXIS Insurance Poised for Outperformance
Aggregate Underwriting Profitability
2011 – 2013

Aggregate Underwriting Profitability
2003 – 2013
Source: Company documents.
Notes: US Specialty includes Alleghany, American Financial, Houston Casualty, Markel, RLI, and W.R. Berkley. Bermuda “Scale” Specialty includes ACE and XL. Bermuda Specialty ex. “Scale” includes Allied World, Arch, Argo, Aspen, Endurance and Validus.
Aggregate underwriting profitability calculated as 1- aggregate combined ratio for each company’s insurance segment only and excludes corporate expenses.

AXIS Capital
Continue with Strategy to Achieve Goals
Invest in our people and culture
Underwriting talent which delivered top-tier underwriting
results since inception
Successfully attracting and adding new top-tier
underwriting talent
Deliver diversified growth
Bring specialist underwriting to new target markets
Develop new specialist franchises in AXIS model
More balance and lower volatility
Optimize enterprise-wide risk portfolio
Constantly improving data and analytics
Informed, not ruled, by models
Enhance operational excellence
Optimal organizational structure
Investments in IT
Competitive cost structure
Top-quintile
risk-adjusted
returns over
the cycle

AXIS Capital
Delivering Diversified Growth
Significant contributions from new, diversifying initiatives
Accident and Health unit
Global agriculture reinsurance line
New, diversifying initiatives in early stages
Lloyd’s presence
Re-entry into U.S. primary casualty
New distribution initiatives in U.S. excess casualty
Expanded professional liability, energy and marine specialties in Asia & Australia
Established Weather and Commodities Markets unit
Established third party capital management business
New healthcare liability insurance unit
Delivering product to Canada, Australia, Asia, South America, as appropriate
Diversifying and strengthening distribution
Stronger relationships with major providers
Retail distribution
Adding resources to distribution management at both corporate and segment levels

AXIS Capital
Rebalanced Natural Catastrophe Exposure
Largest Modeled 1 in 100 and 250 Year PML
as a % of Common Equity
1 in 250 All Perils Net Annual Aggregate
Loss as a % of Common Equity
0%
5%
10%
15%
20%
25%
2008 2009 2010 2011 2012 2013 1-Apr-14 1-Jul-14
Largest 100 Yr PML Largest 250 Yr PML
2008 2009 2010 2011 2012 2012 2013 2014

AXIS Capital
Focus on Drivers of Shareholder Value

Quality of Loss
Ratio
Profitable
Growth
Expense Ratio
Reduction
Optimal Capital
Structure
Initiatives in Process Designed to Deliver Improved Returns Independent of P&C Cycle
• Continued
management of
catastrophe risk
• More stable accident
year loss ratio ex-
cats
• Enhanced data and
analytics supporting
optimization of
portfolios
• Effective
reinsurance
purchasing
• Prudent reserving
• Lower aggregate
catastrophe
exposure and
reduced volatility
• Effective
reinsurance
purchasing
• Third party capital
• Robust and
appropriate capital
return including
share repurchase
and dividend
payment
• Appropriate financial
leverage
• More scale from
newer initiatives
reducing expense
drag
• Investments in
operational
effectiveness
expected to bear fruit
after 2015
• Significant, new
diversifying
initiatives, including
A&H and Agriculture
• Initiatives focused
on expanded
distribution, product
and geography
• Lines with lower
volatility support net
investment income
growth
Targeting 4-5 CR points of incremental margin by 2017, leading to higher ROEs

Rate Change Index (2004 = 100)
150
140
130
120
110
100
90
80
70
60
50
40
30
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
Marine & Energy Lines, 141
Property Lines, 118
AXIS Insurance Total, 103
Casualty Lines, 101
Professional lines, 85
Aviation & Terrorism, 50

AXIS Capital Environment Supports Good Margins AXIS Insurance Current Business Mix Rate Change Index 12

Capital Markets
Large Companies
AXIS
Smaller Companies Capital <$3B

AXIS Capital

Versus Large (Re)insurers
Buyers are attempting to diversify
away from Large Companies
Broker-friendly alternative as brokers
actively target direct markets
Versus Smaller (Re)insurers
Broad product offering
Global presence
Strong leaders of specialty businesses
Usually in top 10 on panel for large
buyers
Versus Capital Markets
The capital markets product has
disadvantages, but plays a role
We offer stability and respect the
“implied put”
Capital markets are complex for
buyers and their staff
AXIS Re Well-Positioned

AXIS Capital

Scale advantage with ~$7 billion in capital
Established brand name and reputation with clients
Whole account capabilities with expertise in multiple products and geographies
Superior claims service
Strong insurance platform
Unquestioned financial strength
Strategies to improve performance independent of P&C cycle
Well Positioned for Current Environment
AXIS possesses the necessary attributes to succeed in the
current environment